UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2012

Cole Real Estate Income Strategy (Daily NAV), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-169535	27-3147801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 31, 2012, Cole Real Estate Income Strategy (Daily NAV), Inc. (the “Company”) filed Second Articles of Amendment (the “Amendment”) to its Articles of Amendment and Restatement, dated December 7, 2011, as amended (the “Charter”), with the Maryland State Department of Assessments and Taxation. The Amendment revised Section 9.1 of Article IX of the Charter, which sets forth the responsibilities of the Company's independent directors with respect to the review of the Company's investment and borrowing policies, and Section 12.3(c) of Article XII of the Charter, which sets forth the Company's obligations to indemnify certain persons against certain liabilities. Specifically, Section 9.1 of the Charter was amended by adding the following sentence as a new first sentence of the section:

The Board of Directors shall establish written policies on investment and borrowing and shall monitor the administrative procedures, investment operations and performance of the Corporation and the Advisor to assure such policies are carried out.

In addition, Section 12.3(c) of the Charter previously provided that the Company shall not provide indemnification to an indemnitee for any loss, liability or expense arising from an alleged violation of federal or state securities laws except in certain circumstances, one of which (Section 12.3(c)(i)) is where there has been a successful adjudication on the merits of each count involving an alleged material securities law violation as to the indemnitee. Section 12.3(c)(i) was amended by deleting the word “material” from this clause. A copy of the Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2012 Annual Meeting of Stockholders on May 30, 2012. Two proposals were on the agenda for the meeting: Proposal 1, to elect five directors to hold office until the Company's 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify; and Proposal 2, to consider and vote upon the amendments to the Charter set forth in the Amendment.

With respect to Proposal 1, all nominees standing for election as directors were elected to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

The voting results for each of the five persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Christopher H. Cole	680,166.78	0
Marc T. Nemer	680,166.78	0
George N. Fugelsang	680,166.78	0
Richard J. Lehmann	680,166.78	0
Roger D. Snell	680,166.78	0

With respect to Proposal 2, the voting results were as follows:

Votes For	Votes Against	Abstentions
680,166.78	0	0

The information set forth under Item 5.03 of this Current Report on Form 8-K regarding the Amendment is hereby incorporated by reference into this Item 5.07.

No broker non-votes were cast on either of these proposals. No other proposals were submitted to a vote of the Company's stockholders at the 2012 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

3.1 Second Articles of Amendment, filed May 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2012	COLE REAL ESTATE INCOME STRATEGY (DAILY NAV), INC.
	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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